UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2006
PlanetOut Inc.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-50879 (Commission File Number)	94-3391368 (IRS Employer Identification No.)

1355 Sansome Street, San Francisco CA (Address of principal executive offices)	94111 (Zip Code)
Registrant’s telephone number, including area code (415) 834-6500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
The information in this report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934.
On February 14, 2006, PlanetOut Inc. announced its financial results for the quarter and year ended December 31, 2005. A copy of PlanetOut’s press release announcing these financial results and certain other information is furnished as Exhibit 99.1 to this report.
The attached press release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparably measure calculated and presented in accordance with generally accepted accounting principles. To supplement our consolidated financial statements presented in accordance with GAAP, we have provided the non-GAAP financial measures of Adjusted EBITDA, Adjusted net income, Adjusted earnings per share – basic and diluted, Unallocated Corporate Expenses, and Adjusted EBITDA excluding Unallocated Corporate Expenses, which are reconciled to net income, net earnings (loss) per share – basic and diluted, and general and administrative expenses, which we believe are the most comparable GAAP measures. We use these non-GAAP financial measures for internal management purposes, when publicly providing our business outlook, and as a means to evaluate period-to-period comparisons. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, income from operations, cash flow from operating activities and net income or net income per share calculated in accordance with generally accepted accounting principles.
Adjusted EBITDA is defined as net income (loss) before interest, taxes, depreciation and amortization, stock-based compensation, equity in net income (loss) of unconsolidated affiliate and other income (expense), net. We consider Adjusted EBITDA to be an important indicator of our operating strength and believe that it is useful to management and investors in evaluating our operating performance. We deduct other income (expense), net, consisting primarily of interest income (expense) from net income in calculating Adjusted EBITDA because we regard interest income (expense) as a non-operating item. This measure also eliminates the effects of depreciation and amortization, equity in net income (loss) of unconsolidated affiliate and stock-based compensation expense from period to period, as these items are not directly attributable to the performance of our business operations. A limitation associated with this measure is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in our businesses. Management evaluates the costs of such tangible and intangible assets through other financial measures such as capital expenditures. A further limitation associated with this measure is that it does not include stock-based compensation expenses related to our workforce. We compensate for this limitation by providing supplemental information about stock-based compensation expense on the face of the consolidated statements of operations.
Adjusted net income is defined as net income excluding stock-based compensation expense. We consider adjusted net income to be a profitability measure which facilitates the forecasting of our operating results for future periods and allows for the comparison of our results to historical periods and to other companies in our industry. A limitation of adjusted net income is that it does not include all items that impact our net income and net income per share for the period. Adjusted earnings per share – basic and diluted are defined as adjusted net income calculated on a basic and diluted per share basis, respectively.
To supplement our consolidated financial statements presented in accordance with GAAP, we have also provided pro forma financial information for our historical business as well as those properties we acquired in our November 2005 acquisition of substantially all of the assets of LPI Media Inc. and its related entities. We have done this to enhance investors’ overall understanding of our current financial performance relative to our historical performance, particularly given the mid-November closing date of the LPI transaction. As part of this non-GAAP supplemental information, included in “Unallocated Corporate Expenses” are those estimated expenses that historically have been reported as part of the heritage “General and Administrative” expenses of PlanetOut Inc., but that we believe support the corporate-level functions underlying all of our primary business lines: advertising, subscription, and transaction services across multiple subsidiaries. These unaudited estimates of unallocated corporate-level expenses include portions of the company’s executive, finance, accounting, legal, investor relations, and public-company shareholder expenses and other related costs including occupancy costs for these functions. Adjusted EBITDA excluding Unallocated Corporate Expenses is defined as Adjusted EBITDA for our historical properties excluding Unallocated Corporate Expenses. We have provided this additional pro forma financial measure to enhance investors’ understanding of those estimated general and administrative expenses that historically have been included in the financial statements of our heritage properties, but that we believe may be leveraged across multiple subsidiaries.
The attached press release also contains forward-looking statements relating to PlanetOut’s expected performance during the first quarter and full year of 2006. A more thorough discussion of certain factors which may affect PlanetOut’s operating results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in PlanetOut’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is furnished with this report:
     99.1. Press release dated February 14, 2006 containing financial results for PlanetOut Inc. for the quarter and year ended December 31, 2005 and forward-looking statements relating to PlanetOut’s performance during the first quarter and full year of 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PlanetOut Inc.

Date: February 14, 2006	By:	/s/ Jeffrey T. Soukup

Jeffrey T. Soukup
Executive Vice President, Chief Operational Officer,
Acting Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit	Description of Exhibits.
No.

99.1	Press release dated February 14, 2006 containing financial results for PlanetOut Inc. for the quarter ended December 31, 2005 and forward-looking statements relating to PlanetOut’s performance during the first quarter and full year of 2006.